UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 2, 2016

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri	63025
(Address of principal executive offices)	(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.Entry into a Material Definitive Agreement.

As previously disclosed, on August 22, 2016, Peak Resorts, Inc. (the “Company”) entered into the Securities Purchase Agreement (the “Securities Purchase Agreement”) with CAP 1 LLC (the “Investor”) in connection with the sale and issuance of $20 million of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and three warrants to purchase the Company’s common stock, as described herein (the “Private Placement”).  On November 2, 2016 (the “Closing Date”), the Company completed the sale and issuance of the Series A Preferred Stock and warrants to the Investor in the Private Placement.

Waiver and Amendment of Securities Purchase Agreement

On November 2, 2016, the Company entered into the Waiver and Amendment of Securities Purchase Agreement (the “Waiver”) with the Investor. The terms of the Securities Purchase Agreement included as a condition to the Private Placement closing the requirement that the Company’s lender eliminate any provision requiring the Company to fund a reserve or other similar account in the event of the failure to meet a specified financial ratio. In lieu of this condition, the Waiver stipulates that the Investor accepts the terms of the Modification of Master Credit Agreements (the “Modification Agreement”), dated effective as of October 24, 2016, by and among the Company and certain of its subsidiaries and affiliates and EPT Mount Snow, Inc., EPT Ski Properties, Inc. and EPT Mad River, Inc. The Modification Agreement stipulates that the additional debt service deposits due to the lender have been reduced to $1.1 million in cash or letter of credit, subject to adjustment, and the fixed charge coverage ratio will not be measured again until on or after May 1, 2017. The material terms of the Modification Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2016.

The foregoing description of the Waiver is qualified in its entirety by reference to the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Warrants

On November 2, 2016, in connection with the completion of the Private Placement, the Company issued the Investor three warrants to purchase shares of the Company’s common stock as follows: (i) 1,538,462 shares of the Company’s common stock at $6.50 per share (“Warrant No. 1”); (ii) 625,000 shares of common stock at $8.00 per share (“Warrant No. 2”); and (iii) 555,556 shares of common stock at $9.00 per share (“Warrant No. 3” and together with Warrant No. 1 and Warrant No. 2, the “Warrants”). The terms of the Warrants are all identical except for the number of shares for which the Warrants are exercisable and the exercise prices of each of the Warrants.

Each of the Warrants may be exercised in whole or in part at any time for a period of 12 years from the date of issuance. The exercise price must be paid in cash. The exercise price of the Warrants and the number of shares of common stock issuable upon exercise of the Warrants are subject to adjustment in the event of a stock split, stock dividend, reorganization, reclassification, consolidation, merger, sale and similar transaction.

The foregoing description of the Warrants is qualified in its entirety by reference to Warrant No. 1, Warrant No. 2, and Warrant No. 3, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Private Placement, on November 2, 2016, the Company entered into a Registration Rights Agreement with the Investor that grants the following registration rights with respect to the common stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants, exercisable by the holders of a majority of the registrable securities: (i) at any time after six months following the Closing Date, demand registration rights on a Form S-3 (i.e., a short-form registration); (ii) at any time after six months following the Closing Date, demand registration rights on a Form S-1 (i.e., a long-form registration); and (iii) piggyback registration rights.

The Company is not required to effect more than four short-form registrations or two long-form registrations during any nine-month period or any demand registration unless the number of registrable securities sought to be registered is at least 30% of the registrable securities for a short-form registration or 50% of the registrable securities for a long-form registration and, in any event, not less than 100,000 registrable securities. The Company may delay the filing of or causing to be effective any registration statement if the Company determines in good faith that such registration will (i) materially and adversely affect the negotiation or consummation of any actual or pending material transaction; or (ii) otherwise have a material adverse effect, provided that the Company may not exercise such right to delay more than once in any consecutive 12 month period or for more than 90 days. The Registration Rights Agreement also includes customary provisions regarding market standoffs, registration procedures and expenses, blackout periods, indemnification, reporting required to comply with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and confidentiality.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Stockholders’ Agreement

On November 2, 2016, in connection with the closing of the Private Placement, the Company entered into the Stockholders’ Agreement (the “Stockholders’ Agreement”) together with Timothy D. Boyd, Stephen J. Mueller and Richard K. Deutsch (the “Management Stockholders”) and the Investor.

The Stockholders’ Agreement provides that Investor has a right to nominate a director to sit on the Company’s Board of Directors so long as it beneficially owns, on a fully diluted, as-converted basis, at least 20% of the outstanding equity securities of the Company, subject to satisfaction of reasonable qualification standards and Nominating and Corporate Governance Committee approval of the nominee.

The Stockholders’ Agreement restricts transfers of the Company’s securities by the Investor and the Management Stockholders, or subjects such transfers to certain conditions, except (i) to permitted transferees; (ii) pursuant to a public sale; (iii) pursuant to a merger or similar transaction; or (iv) with respect to the Investor, with the prior consent of the Company, which shall not be unreasonably withheld. Transferees of Management Stockholders (other than transferees pursuant to a public sale or merger or similar transaction) generally remain bound by the Stockholders’ Agreement. Transferees of the Investor (other than affiliates) do not have all of the Investor’s rights thereunder.

In the event of a desired transfer of equity securities held by Management Stockholders (other than pursuant to clauses (i) through (iii) in the paragraph above) the Investor may exercise a right of first offer to purchase all, but not less than all, of the offered shares and has tag along rights providing the Investor the right to participate in the transfer in accordance with the terms of the Stockholders’ Agreement.  In the event of a desired transfer of equity securities held by the Investor (other than pursuant to clauses (i) through

(iii) in the paragraph above) the Company shall have a right of first refusal to purchase all, but not less than all, of the offered shares.

Pursuant to the terms of the Stockholders’ Agreement, for so long as at least 50% of the Series A Preferred Stock issued in the Private Placement is outstanding and the Investor beneficially owns, on a fully diluted, as-converted basis, at least 11.4% of the outstanding equity securities of the Company (the “11.4% Ownership Requirement”), the Investor shall have pre-emptive rights with respect to future issuances of securities, subject to standard exceptions. Furthermore, for so long as the Investor meets the 11.4% Ownership Requirement, the Investor’s approval is required in order for the Company or any subsidiary to (i) materially change the nature of its business from owning, operating and managing ski resorts; (ii) acquire or dispose of any resorts, assets or properties for aggregate consideration equal to or greater than 30% of the enterprise value of the Company and its subsidiaries; or (iii) agree to do any of the foregoing.

The Stockholders’ Agreement terminates upon the earliest of (i) the date on which none of the Investor or the Management Stockholders owns any equity securities; (ii) the dissolution, liquidation or winding up of the Company; (iii) a change of control; or (iv) the unanimous agreement of all stockholders party to the Stockholders’ Agreement.

The foregoing description of the Stockholders’ Agreement is qualified in its entirety by reference to the Stockholders’ Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Series A Preferred Stock and the Warrants to the Investor upon completion of the Private Placement, and the issuance of shares of common stock upon conversion and exercise thereof, have been determined to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

The Investor has represented that it (i) is an accredited investor, as that term is defined in Regulation D; (ii) is acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof; (iii) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities; (iv) has had adequate access to information about the Company; (v) is not purchasing the securities as a result of any general solicitation; and (vi) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, excluding Rule 506(d)(2) or (d)(3).

The securities contain a restrictive legend advising that the securities may not be offered for sale, sold, transferred, or assigned without having first been registered under the Securities Act or pursuant to an exemption from the Securities Act.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors appointed Rory A. Held to serve as director of the Company.  Mr. Held serves as Senior Vice President and Portfolio Manager of Summer Road LLC, which serves as a family office and provides investment management services to the Investor. As described under Items 1.01 and

3.02 of this Current Report on Form 8-K, the Investor purchased $20 million of Series A Preferred Stock from the Company and received Warrants to purchase shares of the Company’s Common Stock, and in connection therewith, entered into the Registration Rights Agreement and Stockholders’ Agreement with the Company. Mr. Held was appointed to the Board pursuant to the terms of the Stockholders’ Agreement. The information included in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 5.02. Mr. Held has no equity interest in, or other relationship with, the Investor or Summer Road LLC.

The Company will compensate Mr. Held for his services in accordance with the Company’s non-employee director compensation program, which provides for total annual compensation of $75,000, half of which is payable in cash and half of which is payable in restricted stock units (“RSUs”).  Mr. Held’s compensation will be pro-rated from the date of his appointment.  Pursuant to an arrangement between Mr. Held and Summer Road LLC, any compensation that would otherwise be payable to Mr. Held will be paid directly to Summer Road LLC as his employer.  On November 7, 2016, Summer Road LLC was granted a total of 8,630 RSUs representing the 2016 annual director grant that would have otherwise been issued to Mr. Held. The RSUs were issued under the Company’s 2014 Equity Incentive Plan and vest one year from the date of grant. Vested RSUs are payable six months after the director’s termination of service on the Board in shares of the Company’s common stock or in cash, at the discretion of the Compensation Committee.   The RSUs granted to Summer Road LLC are subject to the terms and conditions set forth in the Peak Resorts, Inc. Restricted Stock Unit Agreement, the form of which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 15, 2016 and incorporated herein by reference.

In connection with Mr. Held’s appointment, Mr. Held and the Company executed the Company’s standard form of director indemnification agreement.  Under the terms of the indemnification agreement, subject to certain exceptions specified therein, the Company will indemnify Mr. Held to the fullest extent permitted by Missouri law in the event that he becomes a party to or a participant in certain claims, investigations and/or other proceedings as a result of his services as a director (or for service in such other positions at the request of the Company), including with respect to enforcement of his rights under the agreement. The Company also will, subject to certain exceptions and conditions, advance specified expenses incurred in connection with such claims, investigations and/or other proceedings.

The foregoing description of the indemnification agreement is qualified in its entirety by reference to the form of the Company’s indemnification agreement, which is filed as Exhibit 10.44 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 20, 2014 and incorporated herein by reference.

Item 8.01.Other Events.

On November 2, 2016, the Company issued a press release announcing the completion of the Private Placement and entry into the Modification Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1	Warrant No. 1 issued to CAP 1 LLC, dated as of November 2, 2016.
4.2	Warrant No. 2 issued to CAP 1 LLC, dated as of November 2, 2016.
4.3	Warrant No. 3 issued to CAP 1 LLC, dated as of November 2, 2016.
10.1	Waiver and Amendment of Securities Purchase Agreement, dated as of November 2, 2016, by and between Peak Resorts, Inc. and CAP 1 LLC.

10.2	Registration Rights Agreement, dated as of November 2, 2016, between Peak Resorts, Inc. and CAP 1 LLC.
10.3	Stockholders’ Agreement, dated as of November 2, 2016, among Peak Resorts, Inc., Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch and CAP 1 LLC.
10.4	Form of Peak Resorts, Inc. Restricted Stock Unit Agreement (filed as Exhibit 10.7 to the Quarterly Report on Form 10-Q filed on March 15, 2016 and incorporated herein by reference).
10.5	Form of Peak Resorts, Inc. Indemnification Agreement (filed as Exhibit 10.44 to the Company’s Registration Statement on Form S-1 filed on October 20, 2014 and incorporated herein by reference).
99.1	Press Release issued by Peak Resorts, Inc., dated November 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2016

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer